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                                                                    Exhibit 10.2

                             [BANK OF BOSTON LOGO]

                                                      July 20, 1995

Mr. William H. Keough
SVP, CFO and Treasurer
The Pioneer Group, Inc.
60 State St.
Boston, MA 02110

Dear Bill:

We are pleased to confirm that The First National Bank of Boston, (the "Bank") holds available an unsecured $10,000,000.00 line of credit for The Pioneer Group, Inc. (the "Company") through February 27, 1996. This facility supersedes and replaces the $5,000,000 line of credit established on May 22, 1995.

1. Term. This line of credit shall commence July 20, 1995 and expire on February 27, 1996.

2. Notice and Manner of Borrowings. Each loan made under this line of credit must be in a minimum amount of $1,000,000.00 or any larger amount which is an integral multiple of $100,000.00, and aggregate loans outstanding may not exceed $10,000,000.00. Requests by the Company for loans must be received by the Bank no later than 12:00 noon (Boston time) on the day of the requested loan (in the case of Alternate Base Loans or Money Market Loans) or two business days prior to such date (in the case of Eurodollar Rate Loans). Promptly upon receipt of such notice, and provided that the condition set forth in paragraph 10 has been satisfied, the Bank will make the requested loans by crediting the proceeds thereof to the demand deposit account of the Company maintained with the Bank.

3. Evidence of Indebtedness. All Alternate Base Rate Loans and Eurodollar Rate Loans will be evidenced by a promissory note (a "Note") in the form attached hereto as Exhibit I. All Money Market Loans will be evidenced by a promissory note in the form attached hereto as Exhibit II (also a "Note"). The Company hereby authorizes the Bank to record each loan and the corresponding information on the schedule forming part of the applicable Note, and, absent manifest error, this record shall be conclusive and binding.

4. Interest Rates. Subject to the terms and conditions hereof, the Company may elect in its request for a loan to have interest thereon accrue at any of the following interest rate options:

     (a) a rate per annum equal to the higher of the rate of interest announced from time to time by the Bank at its head office as its Base Rate, or the overnight Federal Funds Rate plus 1/2% (the "Alternate Base Rate"); or

     (b) a rate quoted by the Bank in its sole discretion (it being understood that the Bank is under no obligation to quote such rate) to the Company as the fixed rate of interest at which it is willing to make a "money market" advance to the Company in the amount and for the period of the requested loan (the "Money Market Rate"); or

     (c) a rate quoted by the Bank to the Company as the prevailing rate per annum at which U.S. dollar deposits are offered to the Bank by first class banks in the interbank Eurodollar market in which it regularly participates at approximately 10:00 a.m. (Boston time) two business days before the date of
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                                       2


     the requested loan in the amount and for an interest period approximately equal to that of the requested loan, adjusted for reserve requirements, plus 1.10% per annum.

     Loans bearing interest as provided in paragraphs (a), (b) and (c) of this section 5 shall be referred to herein as "Alternate Base Rate Loans", "Money Market Loans", and "Eurodollar Rate Loans", respectively. Money Market Loans may be requested for interest periods of up to 180 days; Eurodollar Rate Loans may be requested for interest periods of one, two or three months; and no loan shall have an interest period that extends beyond the expiration of this line of credit. In the event that the Company fails to specify an interest period in its request for a loan, the interest period for Money Market Loans shall be deemed to be 30 days and the interest period for Eurodollar Rate Loans shall be deemed to be one month. Interest on each loan shall be calculated on the basis of a 360-day year for the actual number of days elapsed and shall be payable as set forth in the Notes.

5. Additional Interest. The Company shall pay to the Bank additional interest at the rate of .25 of 1% per annum on the unused amount of the line of credit. Additionally, such interest shall be payable quarterly in arrears at the end of each March, June, September, and December of any year.

6. Payments and Prepayments. Base Rate Loans shall be payable on demand. Money Market Loans and Eurodollar Rate Loans shall be payable on the last day of the interest period applicable thereto. The Company may prepay Alternate Base Rate Loans, in whole or in part, at any time and without prepayment penalties, but prepayments of Money Market Loans will not be permitted. Your ability to prepay Eurodollar Rate Loans is subject to the requirement that you compensate us for any funding losses and other costs (including lost profits) incurred as a result of such prepayment. If the Company for any reason makes any payment with respect to a Money Market Loan or Eurodollar Rate Loan before its maturity, or fails to borrow a Money Market Loan or Eurodollar Rate Loan requested by the Company pursuant to Section 2, the Company will be required to pay any costs, losses or liabilities incurred by the Bank as a result thereof, including any losses incurred in obtaining, liquidating or employing deposits with reference to which the rate of interest for such loan was determined, upon presentation by the Bank of a statement in the amount and setting forth the Bank's calculation thereof, which statement shall be deemed true and correct absent manifest error.

7.   Changed Circumstances; Increased Costs

     (a) In the event that any law, regulation, treaty or official directive or the interpretation or application thereof by any court or governmental authority or the compliance with any guideline or request of any central bank or other governmental authority (whether or not having the force of law):

         (i) subjects the Bank to any tax with respect to any amounts payable hereunder by the Company or otherwise with respect to the transactions contemplated hereunder (except for taxes on the overall net income of the Bank imposed by the United States of America or any political subdivision thereof), or

         (ii) imposes, modifies or deems applicable any deposit insurance, reserve, special deposit, capital maintenance or similar requirement against assets held by, or deposits in or for the account of, or loans or commitments to make loans by, the Bank (other than such requirements the effect of which is included in the determination of the interest rates for loans made hereunder), or

         (iii) imposes upon the Bank any other condition with respect to the loans made hereunder,


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     and the result of any of the foregoing is to increase the cost to the Bank, reduce the income receivable by or return on equity of the Bank or impose any expense upon the Bank with respect to any loans or commitments to make loans hereunder, the Bank shall so notify the Company. The Company agrees to pay to the Bank the amount of such increase in costs, reduction in income, reduced return on equity or additional expense as and when such cost, reduction or expense is incurred or determined, upon presentation by the Bank of a statement in the amount and setting forth the Bank's calculation thereof, which statement shall be deemed true and correct absent manifest error.

8. Loan Participations. The Bank may sell, transfer or grant participations in the Note without the prior consent of the Company, and the Company agrees that any transferee or participant shall be entitled to the benefits of paragraph 7 and 8 hereof to the same extent as if such transferee or participant were the Bank hereunder.

9. Availability of Loans. The availability of loans under this facility is subject to (a) the Bank's usual condition that the Bank continue to be satisfied that there shall have been no material adverse change in the assets, liabilities, financial condition, business operations or prospects of the Company or the Guarantor since the date, hereof; and b) any substantive changes in government regulations or monetary policies.

                                               Sincerely,

                                               The First National Bank of Boston

                                               By: /s/ Stewart P. Neff
                                                  ------------------------------
                                               Title: Managing Director

Acknowledged and Accepted

The Pioneer Group, Inc.

By: /s/ William H. Keough
    -------------------------------
Title:  Senior Vice President
        and Chief Financial Officer

               Date: July 26, 1995


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                                        4

                                    EXHIBIT I

                             THE PIONEER GROUP, INC.

PROMISSORY NOTE                                      Boston, Massachusetts
                                                     July 20, 1995

     FOR VALUE RECEIVED, the undersigned hereby promises to pay to THE FIRST NATIONAL BANK OF BOSTON (the "Bank"), or order, at the head office of the Bank in Boston, Massachusetts, the aggregate principal amount of all loans made by the Bank to the undersigned pursuant to the letter agreement between the Bank and the undersigned dated July 20, 1995, as shown in the schedule attached hereto (the "Note Schedule"), together with interest on each loan from the date such loan is made until the maturity thereof at the applicable rate set forth in the Note Schedule. The principal amount of each loan shall be payable on demand or on the maturity date of such loan as indicated in the Note Schedule, and in any event, the aggregate outstanding principal amount of all loans hereunder shall be due and payable on February 27, 1996. Interest on the principal amount of each loan shall be payable in arrears on the same day as the principal amount is due, provided that (i) interest on each loan bearing interest at the Alternate Base Rate shall be payable on the last day of each quarter, beginning on the first of such dates occurring after the date of such loan and when such loan is due, and (ii) if the maturity of any loan is more than 90 days from the date of such loan, then interest shall be payable at intervals of 90 days and when such loan is due. Loans which are shown as bearing interest at the Alternate Base Rate shall bear interest at a rate per annum equal to the greater of (i) the rate of interest announced from time to time by the Bank at its head office as its "Base Rate", and (ii) the rate equal to the weighted average of the published rates on overnight Federal Funds transactions with members of the Federal Reserve System plus 1/2%, in each case plus the applicable margin, if any, which interest rate shall change as and when the Alternate Base Rate changes. Interest shall be computed on the basis of a 360 day year and paid for the actual number of days elapsed. All payments shall be made in lawful currency of the United States of America in immediately available funds.

     Overdue payments of principal of any loan (whether at stated maturity, by acceleration or otherwise), and, to the extent permitted by law, overdue interest, shall bear interest, payable on demand and compounded daily, at a rate per annum equal to two percent (2%) above the greater of (i) the Alternate Base Rate and (ii) the rate applicable to such loan prior to the date such loan was due.

     If any of the following events of default shall occur ("Defaults"): (a) default in the payment of any amounts due hereunder or performance of any of the Obligations or of any obligations of any Obligor to others for borrowed money or in respect of any extension of credit or accommodations; (b) failure of any representation or warranty, statement or information in any documents or financial statements delivered to the Bank for the purpose of inducing it to make or maintain any loan under this Note to be true and correct; (c) failure of the undersigned to file any tax return, or to pay or remit any tax, when due;
(d) failure to furnish the holder promptly on request with financial information about, or to permit inspection by the holder of books, records and properties of, any Obligor; (e) loss, theft substantial damage, sale or encumbrance to or of any property constituting any collateral for the Obligations, or the making of any levy, seizure or attachment thereof or thereon or the failure to pay when due any tax thereon or, with respect to any insurance policy, any premium therefore; (f) default under any instrument constituting, or under any agreement relating to, any collateral; (g) Any Obligor generally not paying its debts as they become due; h) death, dissolution, termination of existence, insolvency, business failure, appointment of a


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                                        5

receiver or other custodian of any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceedings under any bankruptcy or insolvency laws by or against, any Obligor; (i) change in the condition or affairs (financial or otherwise) of which in the opinion of the holder will impair its security or increase its risk; then immediately and automatically with respect to any Defaults set forth in clauses (g) and (h) above, and thereupon or at any time thereafter with respect to each other Default (such Default not having been previously cured), at the option of the holder, all Obligations of the undersigned shall become immediately due and payable without notice or demand and, if there is any collateral for the Obligations, the holder shall then have in any jurisdiction where enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of Massachusetts.

     Any sums from time to time credited by or due from the holder to any Obligor, and any property of the undersigned or any guarantor in which the holder has from time to time any security interest or which from time to time may be in the possession of the holder for any purpose shall constitute collateral security for the payment or performance of the Obligations of the undersigned or such guarantor hereunder, and the undersigned hereby grants the holder a security interest in such sums and property. Regardless of the adequacy of any collateral, the holder may apply such sums or property or realizations upon any such security interest against such Obligations at any time in the case of the primary Obligor but only against matured Obligations in the case of a secondary Obligor.

     The undersigned hereby waives presentment, demand, notice of dishonor, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

     Each Obligor waives presentment, demand, notice of dishonor protest and all other demands and notices in connection with the delivery, acceptance, performance, default and enforcement of this Note or of any collateral, and assents to any extension or postponement of the time of payment or any other indulgence under this Note or with respect to any collateral, to any substitution, exchange or release of any collateral and/or to the addition or release of any other party or person primarily or secondarily liable hereunder. As used herein "Obligor" means any person primarily or secondarily liable hereunder or in respect hereto; "Obligation" means any obligation hereunder or otherwise of any Obligor to the holder whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising; and "holder" means the payee or any endorsee of this Note who is in possession of it, or the bearer hereof if this Note is at the time payable to the bearer.

     The undersigned will pay on demand all costs of collection and attorneys' fees paid or incurred by the holder in enforcing the Obligations of any Obligor.

     This instrument shall have the effect of an instrument executed under seal and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

                                             The Pioneer Group, Inc.

                                             By: /s/ William H. Keough
                                                --------------------------------
                                             Title: Senior Vice President and
                                                    Chief Financial Officer


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                 NOTE SCHEDULE TO $10,000,000 PROMISSORY NOTE OF
                            THE PIONEER GROUP, INC.
                               DATED July 20, 1995

                                                                                        Date and
                                                                                        Amount of
                      Principal                                                         Payment               Notation Made
Date of Loan          Amount of Loan        Maturity Date         Interest Rate         Received              By
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


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                                        7

                                   EXHIBIT II

                             THE PIONEER GROUP, INC.
                       PROMISSORY NOTE (MONEY MARKET NOTE)

                                               July 20, 1995
                                               Boston, Massachusetts

FOR VALUE RECEIVED, the undersigned hereby promises to pay to THE FIRST NATIONAL
BANK OF BOSTON (the "Bank"), or order, at the head office of the Bank in Boston, Massachusetts, the aggregate principal amount of all loans made by the Bank to the undersigned pursuant to the letter agreement between the Bank and the undersigned dated July 20, 1995, as shown in the schedule attached hereto (the
"Note Schedule"), together with interest at the rate or rates set forth in the Note Schedule. The principal amount of each loan as shown on the Note Schedule shall be payable on the maturity date set forth therein, and interest with respect to such principal amount is due. Interest shall be computed on the basis of a 360-day year and paid for the actual number of days elapsed in any interest period. All payments shall be made in lawful currency of the United States of America in immediately available funds.

        No prepayment of the principal amount of any loan shall be permitted.

        Upon the occurrence of any of the following events of default: (a) default in the payment or performance of any of the Obligations or of any obligations of any Obligor to others for borrowed money or in respect of any extension of credit or accommodation; (b) failure of any representation and warranty hereunder or of any representation or warranty, statement or information in any documents or financial statements delivered to the Bank for the purpose of inducing it to make or maintain the loans under this Note to be true and correct; (c) failure to furnish the holder promptly on request with financial information about, or to permit inspection by the holder of books, records and properties of, any Obligor; (d) any Obligor generally not paying its debts as they become due; (e) death, dissolution, termination of existence, insolvency, business failure, appointment of a receiver or other custodian of any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceedings under any bankruptcy or insolvency laws by or against, any Obligor; then the unpaid principal balance of this Note, plus accrued interest may, at the option of the Bank, be declared immediately due and payable. As used herein "Obligor" means any person primarily or secondarily liable hereunder or in respect hereto; "Obligation" means any obligation hereunder or otherwise of any Obligor to the holder whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising;
and "holder" means the payee or any endorsee or assignee of this Note.

        Overdue payments of principal (whether at stated maturity, by acceleration or otherwise), and, to the extent by law, overdue interest, shall bear interest, payable on demand and compounded monthly, at a rate per annum equal to two percent (29%) above the rate of interest announced from time to time by the First National Bank of Boston at its head office as its Base Rate
(the "Base Rate"), which rate shall change as the Base Rate changes.

        The parties hereunder, including the undersigned, hereby waive presentment, demand, notice of dishonor, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.


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                                        8

        The undersigned agrees to pay all charges of the Bank in connection with the collection or enforcement of this Note, including reasonable attorneys' fees.

        This instrument shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

                                     THE PIONEER GROUP, INC.,


                                     By: /s/ William H. Keough
                                        ----------------------------------------
                                           Title:  Senior Vice President and
                                                   Chief Financial Officer

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                                        9

                 NOTE SCHEDULE TO $10,000,000 PROMISSORY NOTE OF
                             THE PIONEER GROUP, INC.
                               DATED July 20, 1995

                                                                                        Date and
                                                                                        Amount of
                      Principal                                                         Payment               Notation Made
Date of Loan          Amount of Loan        Maturity Date         Interest Rate         Received              By
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

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